INVESTOR PRESENTATION March 2023

centerspacehomes.com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2022. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE

centerspacehomes.com 3 Differentiated Markets Internal Growth Opportunity Balance Sheet Flexibility Experienced Leadership (1) See page 14 for breakdown 1970 Year founded 15,065 Apartments owned and operated 1997 Listed NYSE: CSR 2017-2019 Portfolio transformed from diversified to focused multifamily $2.2 Billion(1) Total capitalization Key Indices S&P SmallCap 600 MSCI US REIT Russell 2000 COMPANY SNAPSHOT 0% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Transformation to Focused Multifamily Multifamily and Other % of Gross Real Estate Assets Multifamily Other

centerspacehomes.com 4 BETTER EVERY DAYS STRONG FOUNDATION  Same-store revenue growth was 9.3% in Q4 YoY leading to Core FFO of $1.17 for Q4 2022  Same-store renewal lease growth was 7.2% in Q4 compared to 8.7% in Q3 2022 and 7.6% in Q4 2021  Same-store new lease over lease growth was 1.8% in Q4 compared to 7.5% in Q3 2022 and 5.5% in Q4 2021  Our portfolio features low unemployment and below multifamily peer and national average exposure to new supply  Net Operating Income (NOI) balanced between major markets (Minneapolis, Denver) and secondary markets  Strengthened presence in Denver with September 2022 acquisition of 215 homes for an aggregate purchase price of $95.0 million Strong Operating Results Driven by Rent Growth Opportunities Differentiated Portfolio Provides Favorable Exposure to Midwest and Mountain West Markets Operating Initiatives Progress to Enhance Customer Experience and Margin Centerspace’s mission is to provide great homes for our residents, our teams, and our investors. Our vision is to be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others.  Optimizing operating platform and deploying technology to enhance efficiencies and resident experience  Value add opportunities include unit and common area renovations as well as adding amenities such as clubhouses, fitness centers, dog parks and package locker solutions

centerspacehomes.com 5 Region Homes Q4 Avg. Rev per Occ. Home(1) Denver, CO 2,104 $2,126 Minneapolis, MN (2) 5,294 $1,606 North Dakota 2,422 $1,275 Omaha, NE 1,370 $1,228 Rochester, MN 1,129 $1,760 St. Cloud, MN 1,524 $1,324 Other Mountain West(3) 1,222 $1,458 Total / Average 15,065 $1,562 MULTIFAMILY ACQUISITIONS AND DISPOSITIONS SINCE 2017 % of NOI by Market – December 2022 vs 2017 (4)  Acquired 33 new communities in our target markets for $1.4 billion  $355 million in dispositions including 35 communities as we reduce our exposure to less efficient communities in lower-growth markets PERCENT OF NOI BY STATE 5% 49% 3% 6% 23% 14% St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha DIFFERENTIATED PORTFOLIO (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period. (2) Includes recent 2022 acquisitions (3) Includes Rapid City, SD and Billings, MT 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Mountain West 2022 2017 Denver

centerspacehomes.com 6 STRONG FUNDAMENTALS THROUGHOUT MIDWEST AND MOUTAIN WEST Billings YTD Avg Annual Income: $81,426 YTD Rent-To-Income Ratio: 22.77% Denver YTD Avg Annual Income: $121,979 YTD Rent-To-Income Ratio: 22.43% Grand Forks YTD Avg Annual Income: $79,291 YTD Rent-To-Income Ratio: 21.03% Minneapolis YTD Avg Annual Income: $85,625 YTD Rent-To-Income Ratio: 23.15% Omaha/Lincoln YTD Avg Annual Income: $73,741 YTD Rent-To-Income Ratio: 20.75% Minot YTD Avg Annual Income: $69,890 YTD Rent-To-Income Ratio: 22.88% Rapid City YTD Avg Annual Income: $79,569 YTD Rent-To-Income Ratio: 22.72% Rochester YTD Avg Annual Income: $108,280 YTD Rent-To-Income Ratio: 21.96% St. Cloud YTD Avg Annual Income: $85,533 YTD Rent-To-Income Ratio: 20.40% Average rents and rent-to income for approved applicant households screened through 02/14/23. Source: Yardi Resident Screening Bismarck/Jamestown YTD Avg Annual Income: $104,677 YTD Rent-To-Income Ratio: 20.14% Overall Portfolio YTD Avg Annual Income: $91,066 YTD Rent-To-Income Ratio: 21.98%

centerspacehomes.com 7 OUR PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT AND SUPPLY  Centerspace portfolio has the lowest weighted average unemployment rate among multifamily peers across its markets  Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collection rates  Among multifamily peers, Centerspace’s markets have the fourth lowest number of homes under construction as a percentage of total market inventory among multifamily peers  Low supply of new homes in Centerspace portfolio allows the ability to drive rent growth and maintain occupancy Source: SNL, CoStarSource: SNL, BLS 2.6% 3.4% 3.5% 3.5% 3.5% 3.5% 3.5% 3.6% 3.8% 3.9% 4.1% CSR MAA IRT US Rate AIRC NXRT CPT UDR AVB EQR ESS December 2022 Weighted Average Unemployment Rate State Unemployment Rate Weighted by Home Count 4.4% 5.2% 5.3% 5.8% 6.3% 6.5% 6.8% 7.9% 8.2% 8.9% ESS EQR AVB CSR UDR AIRC IRT CPT MAA NXRT Q4 2022 Weighted Average Under Construction % of Inventory Metro Under Construction % Weighted by Home Count

centerspacehomes.com 8 OUR PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT AND SUPPLY 0 10 20 30 40 50 60 70 80 90 100 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Grand Forks Billings Denver Bismarck Omaha Lincoln Minneapolis Rochester Rapid City St. Cloud M on th s of S up pl y Va ca nc y + U nd er C on st ru ct io n an d 3- Ye ar A bs op rt io n Ra te Vacancy + Under Construction vs 3-Year Average Absorption Months of Supply = (Vacancy + Under Construction/ 3-Year Avg Absorption)*12 Vacancy + Under Construction Rate 3-Year Avg Absorption Months of Supply US Average Months of Supply Source: CoStar

centerspacehomes.com 9Graph above is based on Company's primary reported earnings statistic. CSR, MAA, AVB, ESS, IRT, NXRT, ELME, and VRE report Core FFO per share. UDR and CPT report AFFO per share. EQR reports normalized FFO per share. MAA reports AFFO per share in 2019-2022. MAA reports AFFO in per share in 2018 and AIRC reports AFFO per share in 2018 and 2019. AIRC reports pro-forma FFO per share 2020-2022. CSR UDR EQR CPT MAA AVB ESS AIRC IRT NXRT ELME VRE 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY Indexed FFO Growth CSR UDR EQR CPT MAA AVB ESS AIRC IRT NXRT ELME VRE STABLE UNDERLYING PORFOLIO = CONSISTENT EARNINGS

centerspacehomes.com 10 5.5% 6.7% 13.0% 5.8% 1.8% 1.5% 7.6% 9.8% 7.8% 8.8% 7.2% 6.4%6.2% 7.8% 10.9% 8.2% 4.2% 3.1% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Jan 2023 New Renewal Blended POSITIVE LEASING TRENDS CONTINUE SAME STORE LEASING UPDATE Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Jan 2023 Occupancy 93.4% 93.9% 94.8% 94.5% 94.5% 94.9% Expirations 12.5% 16.6% 32.6% 38.9% 16.0% 5.6%

centerspacehomes.com 11 POSITIVE LEASING TRENDS CONTINUE SAME STORE LEASING UPDATE -10.0% -5.0% n/a 5.0% 10.0% 15.0% n/a $ 200 $ 400 $ 600 $ 800 $ 1,000 $ 1,200 $ 1,400 $ 1,600 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 New and Renewal Lease Changes by Quarter Avg Rent Occupied Units Avg Replacement Rent Change Pct. Avg Renewal Increase Pct.

centerspacehomes.com 12 OPTIMIZING RENTS FROM 2021 PORTFOLIO ACQUSITION 4.9% 8.4% 4.1% -0.7% -5.6% 6.7% 11.9% 7.8% 3.0% 2.6% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Jan 2023 Comparative New Lease Rate Growth SS MSP KMS 4.7% 5.1% 4.7% 4.0% 4.6% 10.8% 9.0% 10.0% 8.0% 6.3% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Jan 2023 Comparative Renewal Rate Growth SS MSP KMS 4.5% 6.8% 4.5% 1.2% -3.0% 8.3% 10.1% 9.1% 5.2% 4.1% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Jan 2023 Comparative Blended Rental Rate Growth SS MSP KMS Palisades Apartments – Roseville, Minnesota  KMS portfolio consists of 2,364 homes across 14 communities in Minneapolis market acquired in September 2021

centerspacehomes.com 13 ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL 64.78 62.62 60 61 62 63 64 65 66 Centerspace ORA Score National Property Average ORA Score 2021 J Turner ORA Score ORA TOP PERFORMERS Red 20 Apartments in Minneapolis and Ironwood Apartments in New Hope, MN were named to the 2022 Elite 1% in the J Turner Research 2022 ORA Power Rankings report. This report highlights the nation’s top 1% of communities ranked by ORA. 3.35 3.41 3.52 3.56 3.67 3.25 3.3 3.35 3.4 3.45 3.5 3.55 3.6 3.65 3.7 01/01/2019 01/01/2020 01/01/2021 01/01/2022 01/01/2023 LIFETIME AVERAGE REPUTATION SCORES* (Overa l l Sca le o f 5 .0 ) *Properties in portfolio as of 1/1/2021 Red 20 Ironwood

centerspacehomes.com 14 VALUE-ADD HIGHLIGHTS ACCELERATING VALUE-ADD OPPORTUNITY  Value-add opportunities to drive maximum revenue across the portfolio include unit and common area renovations and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, and package locker solutions. Enhancements improve asset position within the market, maintain competitive advantage and keep up with market demand  Value-add renovations enhance sustainability efforts by conserving water, reducing energy waste, and implementing environmentally friendly alternatives when able. ESG considerations include: (1) Does not include costs related to amenity or common area upgrades (2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes IN-UNIT VALUE-ADD RESULTS 2019 2020 2021 2022 Homes Completed 181 homes 404 homes 686 homes 945 homes Average Cost per Home (1) $12,331 $11,003 $14,259 $18,549 Average Rent Increase (2) $195 $191 $222 $229 Connelly on Eleven Interior Renovation Regency Park lobby renovation • LED lighting • ENERGY STAR appliances • Updated countertops and cabinetry • Low-VOC paint • Cradle to Cradle flooring • Pollinator-friendly landscaping BEFORE AFTER BEFORE AFTER

centerspacehomes.com 15 2022 FINANCIAL OUTLOOK ------------Forecasted Range------------- Low Mid-Point High Revenue 6.00% 7.00% 8.00% Total Expenses 4.75% 5.50% 6.25% NOI 7.00% 8.00% 9.00% Earnings per Share $2.37 $2.81 $3.25 FFO per Share $4.21 $4.36 $4.51 Core FFO per Share $4.27 $4.42 $4.56  Same-store capital expenditures of $1,100 per home to $1,150 per home  Value-add expenditures of $24.5 million to $27.5 million  Proceeds from disposition from $155M to $165M Other Key Assumptions Per Share SS Growth

centerspacehomes.com 16 Common Equity 49% Secured Debt 23% Unsecured Debt 23% Series C Preferred 4% Series D Preferred 1% *Share price $58.67 as of 12/31/2022 BALANCE SHEET POSITIONED FOR GROWTH Large Permanent Capital Base ($2.2B Total Capitalization) $1.0B Total Debt $1.1B Common Equity $110M Preferred Equity % of Total Maturing 14.0% 0.0% 14.0% 5.0% 5.0% 11.5% 10.4% 8.4% 19.6% 2.5% 7.8% 1.5% Weighted Average Interest Rate 5.1% 0.0% 4.0% 3.7% 3.5% 3.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% Low Maturities through 2025 Wtd Avg Int Rate 3.62% & Wtd Avg Maturity 5.76 Year (in thousands, except percentages) (1) Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non- GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Measures section in the Appendix. $41,425 $31,279 $52,023 $50,933 $65,969 $29,958 $147,840 $78,850 $113,500 $100,000 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Mortgage LOC Term Loan Private… 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x 9.5x Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Quarterly Net Debt / Annualized Trailing EBITDA(1)

centerspacehomes.com 17 IMPROVEMENT IN PORTFOLIO Improvement since 2017 driven by thoughtful capital allocation and creative deal structuring Homes per Community Buildings Avg Monthly Rent Communities % of NOI in Top-50 MSA Homes 132 709 $980 100 13% 2017 13,212 179 520 $1,417 84 56% 15,065 (1) Multifamily only; Q4 2022 $877,950 $488,080 $92,667 Acquisition Structure ($ in thousands) Cash OP Unit Development • Unique deal structures have provided a competitive advantage in the transaction market. Since 2017, CSR has invested nearly $1.5 billion in Denver and Minneapolis using creative deal structuring. Today (1)

centerspacehomes.com 18 • A 215-home community built in 2022 • Located in southeastern suburb of Centennial, Colorado and Denver’s Southeast Business Corridor home to more than 240,000 jobs • Amenities include resort-style outdoor pool with terrace, fitness center, clubroom, game room, entertainment suite, rooftop lounge, pet run, and work from home spaces • Studio, one, two, and three-bedroom homes feature granite countertops, tile backsplash, stainless steel appliances, full size washer and dryers, floor to ceiling sliding doors, and ample closet space LYRA APARTMENTS MINNEAPOLIS, MN | $46.4 MILLION CIVIC LOFTS DENVER, CO | $63.0 MILLION • A 130-home community built in 2021 • Located in south Minneapolis adjacent to Lake Nokomis and features walkability and connectivity to retailers • Amenities include fitness center, resort-style pool and community rooms • Studio, one, two-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space NOKO APARTMENTS CENTENNIAL, CO | $95.0 MILLION • A 176-home community built in 2019 • Located in the Golden Triangle neighborhood of Denver close to employment centers and amenities • Amenities include fitness center, sky lounge and business center • Studio, one and two-bedroom homes feature granite countertops, stainless steel appliances, high ceilings, custom cabinetry RECENT ACQUISITIONS

centerspacehomes.com 19 MINNEAPOLIS MARKET  32 CSR communities consisting of 5,294 homes  16th largest MSA in the nation  #27 on U.S. News best places to live in the U.S.  24% projected population increase by 2035  442,000 jobs to be added to the region by 2050  15 Fortune 500 companies headquartered in Minneapolis  Median household income of $91,804 is 25% higher than the United States median MARKET HIGHLIGHTS CSR HIGHLIGHTS (1) (1) Multifamily only; Q4 2022 (2) One community in St. Paul, MN subject to rent control as % of total portfolio NOI 41% 59% Asset Class Class A Class B 11% 31% 58% Location Urban Core Inner Ring Outer Ring 60% 40% Same-Store vs Non Same-Store NOI from SS NOI from NSS 1% 99% NOI Subject to Rent Control (2) Rent Control Non Rent Control

centerspacehomes.com 20 0% 3% 5% 12 Mo Change 10 Yr Change 5 Year Forecast Income Growth 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Population Growth MINNEAPOLIS MARKET 0.00% 1.00% 2.00% 12 Mo Change 10 Yr Change 5 Yr Forecast Labor Force Growth 0% 1% 2% 3% 4% 5% 2019 2020 2021 2022 2023 (proj) Inventory Growth

centerspacehomes.com 21 DENVER MARKET  7 CSR communities consisting of 2,104 homes  18th largest MSA in the nation  1.15% population growth in 2023 compared to 0.45% in the United States  6th fast growing state between 2010 and 2020  804,100 jobs to be added to the region by 2050  21 Fortune 1,000 companies headquartered in Colorado  Median household income of $97,783 is 33% higher than the United States median MARKET HIGHLIGHTS CSR HIGHLIGHTS (1) 100% Asset Class Class A 42% 58% Location Urban Suburban 72% 28% Same-Store vs Non Same-Store NOI from SS NOI from NSS (1) Multifamily only; Q4 2022

centerspacehomes.com 22Source: CoStar Multifamily Market Report 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Population Growth DENVER MARKET 0% 1% 2% 3% 4% 5% 2019 2020 2021 2022 2023 (proj) Inventory Growth 0% 5% 10% 12 Mo Change 10 Yr Change 5 Year Forecast Income Growth 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Labor Force Growth

centerspacehomes.com 23 OUR SECONDARY MARKETS HAVE STRONG FUNDAMENTALS Region % of NOI (1) Population Market Units Median Household Income Unemployment Rate 3-Month Avg Job Growth Median Home Value Trailing 12-Month Unit Deliveries (4) Market Vacancy (4) YoY Market Rent Growth (4) Units Under Construction (4) Minneapolis 32.9% 3,690,512 260,308 $87,433 2.6% 3.8% 378,393 11,147 7.2% 2.1% 16,825 Denver 23.1% 2,972,566 278,306 $90,716 2.8% 3.9% 644,586 8,377 7.5% 2.9% 27,600 Rochester 8.5% 227,151 9,918 $80,434 2.5% 3.3% 315,928 0 4.8% 2.8% 819 St. Cloud 7.1% 200,406 15,249 $65,641 3.3% 2.0% 293,202 70 2.9% 4.0% 253 Omaha 6.1% 971,637 78,245 $73,720 2.5% 2.4% 280,142 1,765 5.5% 7.3% 4,483 Bismarck (2) 5.5% 134,417 6,578 $67,793 2.2% 0.7% 347,473 0 4.1% 5.8% 143 Billings (3) 5.4% 187,037 5,355 $70,018 2.1% 1.5% 386,998 271 4.3% 5.8% 460 Grand Forks (2) 4.9% 103,462 9,783 $62,568 2.3% 0.6% 257,666 0 5.2% 4.7% 64 Rapid City (3) 3.4% 141,979 6,994 $63,342 2.2% 4.7% 340,921 429 4.2% 3.4% 561 Sources: US Census Bureau, BLS, FRED, Zillow, CoStar (1) Multifamily only; Q4 2022 (2) Referenced as ND Market in filings (3) Referenced as Other Mountain West in filings (4) As of Q4 2022

centerspacehomes.com 24 ESG HIGHLIGHTS ENVIRONMENTAL SOCIAL GOVERNANCE • Created ENERGY Star portfolios at each property in the portfolio • Utilize WasteX waste management across the portfolio • Participate in GRESB annual assessment to identify risks and opportunities and benchmark performance • Promote the responsible purchasing and seek partnerships with like- minded organizations • Maintain a Supermajority Independent Board with 87.5% of board members being independent • Senior leadership team is 55.6% female • Received a #1 governance score from Institutional Stakeholder Services • Operate under the direction of a cross-departmental ESG committee to set strategic goals and measure performance • Contributed to more than 25 charitable organizations in 2021 through the Centerspace Cares program • Maintain a strong Diversity, Equity, and Inclusion committee • Named Top Workplace for 2022 by the Minneapolis Star Tribune • Demonstrate a commitment to the wellbeing of team members through an extensive benefits and wellness program

centerspacehomes.com 25 BEST-IN-CLASS GOVERNANCE EXECUTIVE MANAGEMENT TEAM Mark O. Decker, Jr. President and CEO Bhairav Patel EVP and CFO Anne Olson EVP and COO CSR rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Jeffrey P. Caira Since 2015 Michael T. Dance Since 2016 Mark O. Decker Jr. Since 2017 Emily Nagle Green Since 2018 Linda J. Hall Since 2011 John A. Schissel Since 2016 Mary J. Twinem Since 2018 Rodney Jones- Tyson Since 2022 BOARD OF TRUSTEES

centerspacehomes.com 26 INVESTMENT HIGHLIGHTS Best-In-Class Governance Differentiated Market Exposure Internal Growth Opportunities Flexible Balance Sheet

centerspacehomes.com 27 APPENDIX

centerspacehomes.com 28 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 29 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 30 Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, and adjustments for non-routine items. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. RECONCILIATION TO NON-GAAP MEASURES